                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      October 14, 1997
                                                           ---------------------


                            InSight Health Services Corp.
--------------------------------------------------------------------------------

                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



     Delaware                        0-28622                   33-0702770
    ---------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NO.)



          4400 MacArthur Boulevard, Suite 800, Newport Beach, CA   92660
         ----------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                    (714) 476-0733
                                    --------------
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                         N/A
--------------------------------------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

    On October 14, 1997, InSight Health Services Corp., a Delaware corporation ("InSight" or the "Company"), consummated a recapitalization ("Recapitalization") pursuant to which (a) certain investors (the "Carlyle Stockholders") affiliated with TC Group, L.L.C., a Delaware limited liability company doing business as The Carlyle Group, a private merchant bank headquartered in Washington, D.C., made a cash investment of $25 million in the Company and received therefor 25,000 shares of newly issued Convertible Preferred Stock, Series B of the Company, par value $0.001 per share ("Series B Preferred Stock"), initially convertible, at the option of the holders thereof, in the aggregate into 2,985,075 shares of InSight common stock, par value $0.001 per share ("Common Stock"), and warrants (the "Carlyle Warrants") to purchase up to 250,000 shares of Common Stock at the initial exercise price of $10.00 per share; (b) General Electric Company, a New York corporation ("GE"), (i) surrendered its rights under an amended equipment service agreement to receive annual supplemental service fee payments equal to 14% of pretax income in exchange for the issuance of 7,000 shares of newly issued Convertible Preferred Stock, Series C of the Company, par value $0.001 per share ("Series C Preferred Stock"), initially convertible, at the option of GE, in the aggregate into 835,821 shares of Common Stock, and warrants (the "GE Warrants") to purchase up to 250,000 shares of Common Stock at the initial exercise price of $10.00 per share, and (ii) agreed to exchange all of its shares of InSight's Convertible Preferred Stock, Series A of the Company, par value $0.001 per share (the "Series A Preferred Stock"), on the business day (the "Second Closing") after all waiting periods with respect to GE's filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, have expired or been terminated, for an additional 20,953 shares of Series C Preferred Stock, initially convertible, at the option of GE, in the aggregate into 2,501,851 shares of Common Stock; and (c) the Company executed a Credit Agreement with NationsBank, N.A. pursuant to which NationsBank, as agent and lender, committed to provide, a total of $125 million in senior secured credit (the "Bank Financing"), including
(i) a $50 million term loan facility consisting of a $20 million tranche with increasing amortization over a five-year period and a $30 million tranche with increasing amortization over a seven-year period, principally repayable in years 6 and 7, (ii) a $25 million revolving working capital facility with a five-year maturity, and (iii) a $50 million acquisition facility.

    Initial funding under the Bank Financing occurred on October 22, 1997 and, on December 19, 1997, the acquisition facility was increased to $75 million. The Second Closing occurred on November 4, 1997. As a result of the Second Closing, GE holds 27,953 shares of Series C Preferred Stock initially convertible, at its option, into 3,337,672 shares of Common Stock, and there are no shares of Series A Preferred Stock outstanding.

THE SERIES B PREFERRED STOCK

    The following is a description of the rights, preferences and privileges of the Series B Preferred Stock as set forth in the Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series B (the "Series B Certificate of Designation"). Such description does not purport to be complete and is subject to and qualified in its entirety by reference to the Series B Certificate of Designation, a copy of which is filed with the Securities and Exchange Commission (the "SEC") as Exhibit 3.2 to InSight's Annual Report on Form 10-K for the year ended June 30, 1997 (the "1997 Form 10-K").

    RANK.   The Series B Preferred Stock ranks, with respect to dividend distributions and distributions upon the liquidation, winding up and dissolution of the Company, (i) senior to all classes of the Company's Common Equity (defined to mean any class of common stock, including the Common Stock, which has the right, subject to preferred stock rights, to participate in any distribution of the assets or earnings of the Company without limit as to per share amount) and to each other class or series of the Company's capital stock ("Capital Stock"), the terms of which do not expressly provide that it ranks senior to or on a parity with the Series B Preferred Stock with respect to such distributions (collectively, the "Junior Securities"); (ii) on a parity with any class or series of Capital Stock which expressly provides that it ranks on a parity with the Series B Preferred Stock as to such distributions (such shares, together with the Series C Preferred Stock and the Convertible Preferred Stock, Series D, par value $0.001 (the "Series D Preferred Stock") are, collectively, the "Parity Securities"); and (iii) junior to each class or series of Capital Stock issued in accordance with the "Protective Provisions" described below and which expressly provides that it ranks senior to the Series B Preferred Stock as to such distributions (collectively, the "Senior Securities").

    DIVIDEND RIGHTS. Each holder of Series B Preferred Stock is entitled to receive dividends (when, as and if declared by InSight's Board of Directors (the "Board"), together with holders of Series C Preferred Stock, Series D Preferred Stock (collectively with the Series B Preferred Stock, the "Preferred Stock") and Common Stock, on a basis proportionate to the number of shares of Common Stock held by such holder (assuming conversion of all Preferred Stock). No dividends will be paid on any Common Stock until the holders of the Preferred Stock have been paid in full their pro rata portion thereof.

    LIQUIDATION PREFERENCE. Upon any Liquidating Event (as defined below), the holders of the Series B Preferred Stock then outstanding shall be entitled to be paid $1,000 per share of Series B Preferred Stock (the "Series B Liquidation Preference"), plus any declared but unpaid dividends thereon, before any payment shall be made on any assets distributed to the holders of any of the Junior Securities, including Common Stock. Otherwise, holders of Series B Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Company. "Liquidating Event" means, with respect to a Person (as defined below), any of (i) the commencement by such Person of a voluntary case under the bankruptcy laws of the United States or the commencement of an involuntary case against such Person with respect to which the petition shall not be controverted within 15 days or dismissed within 60 days after commencement thereof; (ii) the appointment of a custodian for, or the taking charge by a custodian of, all or substantially all of the property of such Person; (iii) the commencement by such Person of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law relating to such Person; (iv) the commencement against such Person of any proceeding set forth in clause (iii) which is not controverted within 10 days thereof and dismissed within 60 days after commencement thereof; (v) the adjudication of such Person insolvent or bankrupt, or the adoption by such Person of a plan of liquidation;
(vi) the occurrence of any Change of Control (as defined below) with respect to such Person; or (vii) the filing of a certificate of dissolution in respect of InSight; in any of cases (i) through (vi) above, in a single transaction or series of related transactions. "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

    A "Change of Control" will be deemed to have occurred with respect to a Person (i) at such time as any person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) at any time shall directly or indirectly acquire more than 40% in outstanding voting power of such Person,
(ii) at such time as during any one year period, individuals who at the beginning of such period constitute such Person's board of directors or other governing body cease to constitute at least a majority of such board or governing body (other than upon a Type B Event Date (as defined below)), (iii) upon consummation of a merger or consolidation of such Person into or with another Person in which the stockholders of the subject Person immediately prior to the consummation of such transaction shall own less than 50% of the voting securities of the surviving Person (or its parent corporation where the surviving Person is wholly owned by the parent corporation) immediately following consummation of such transaction or (iv) the sale, transfer or lease of all or substantially all of the assets of such Person, in any of cases of
(i), (ii), (iii) or (iv) above, in a single transaction or series of related transactions; provided that no Change of Control shall be deemed to occur solely by reason of (x) the ownership by the Carlyle Stockholders or any of their affiliates or by GE or any of its affiliates of any Capital Stock of the Company, (y) the conversion of Series C Preferred Stock into Series D Preferred Stock (and any Board changes incident thereto) or (z) the conversion of Series D Preferred Stock into Common Stock.

    CONVERSION RIGHTS. Each share of Series B Preferred Stock is initially convertible, without payment, by the holder thereof, into 119.403 shares of Common Stock based upon an initial conversion price of $8.375 per share, subject to adjustment (the "Conversion Price"). The Conversion Price is subject to (i) decrease if InSight at any time subdivides (by stock split, stock dividend, reclassification, recapitalization or otherwise) one or more classes or series of its outstanding Common Equity into a greater number of shares or (ii) increase if InSight at any time combines (by reverse stock split or otherwise) one or more classes or series of its outstanding Common Equity into a smaller number of shares. In the event of any Corporate Change (defined to mean any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of InSight's assets or other transaction, effected in such a way that the holders of Common Equity are entitled to receive stock, securities, cash, debt instruments or assets with respect to or in exchange for Common Equity), each share of Series B Preferred Stock then outstanding will become convertible only into the kind and amount of securities, cash and other property receivable upon such Corporate Change by the holder of the number of shares of Common Stock into which such share of Series B Preferred Stock was convertible immediately prior thereto. If InSight declares or pays a Liquidating Dividend (defined to mean a dividend upon the Common Equity payable otherwise than out of earnings or earned surplus except for a stock dividend payable in Common Stock), InSight shall pay to each holder of a share of Series B Preferred Stock the Liquidating Dividend that would have been paid to such holder on the Common Stock such holder would have owned had such holder fully exercised its right to convert the shares of Series B Preferred Stock into Common Stock immediately prior to the record or determination date for such Liquidating Dividend. In addition, if InSight issues any shares of Common Stock or securities convertible into, or exercisable for, shares of Common Stock at a common stock equivalent price of less than the Conversion Price in effect at the time of such issuance, then, subject to certain exceptions, such Conversion Price shall be adjusted in accordance with certain price-based antidilution provisions.

    The Series B Preferred Stock may be converted only in a Type A Conversion or a Type B Conversion, as described below.

    TYPE A CONVERSION. Each holder of Series B Preferred Stock has the right, at its option, at any time, to convert all, but not less than all, of its Series B Preferred Stock then outstanding into such number of shares of Common Stock as results from dividing (i) the sum of (A) the aggregate Liquidation Preference of all shares of Series B Preferred Stock to be converted plus (B) any declared but unpaid dividends on such shares, by (ii) the applicable Conversion Price on the date of conversion (the "Conversion Date"). In addition, substantially contemporaneous with any Partial Conversion Event (defined to mean (a) the sale at any time of a holder's Series B Preferred Stock to a third party approved by the Board, (b) the consummation at any time of a public offering of Common Stock and (c) the consummation of a private sale of Common Stock after April 14,
1999), each holder of Series B Preferred Stock has the right, at its option, to convert all or any part of its Series B Preferred Stock into such number of shares of Common Stock as results from dividing (i) the sum of (A) the aggregate Liquidation Preference of all shares of Series B Preferred Stock to be converted plus (B) any declared but unpaid dividends on such shares, by (ii) the applicable Conversion Price on the Conversion Date.

    TYPE B CONVERSION. At any time on or after October 22, 1998 (the "Type B Trigger Date"), the holders of a majority of the Series B Preferred Stock may elect to deliver an irrevocable notice (a "Type B Conversion Notice") to convert all of their Series B Preferred Stock into Series D Preferred Stock, provided that such notice shall not be effective unless substantially contemporaneous with its delivery the holders of a majority of the Series C Preferred Stock deliver a similar notice to convert all of their Series C Preferred Stock into Series D Preferred Stock. On the date of delivery of the Type B Conversion Notice (the "Type B Event Date") each share of Series B Preferred Stock then outstanding shall automatically be converted into such number of shares of Series D Preferred Stock as results from dividing (i) the sum of (A) the aggregate Series B Liquidation Preference of such share of Series B Preferred Stock plus (B) any declared but unpaid dividends on such share, by (ii) the product of ten (10) times the applicable Conversion Price on the Type B Event Date. Each outstanding share of Series C Preferred Stock will also automatically be converted into Series D Preferred Stock based upon a similar formula. The rights of holders of Series B Preferred Stock with respect to a Type B Conversion are not transferable except to an affiliate of an initial purchaser of Series B Preferred Stock.

    REDEMPTION. The Series B Preferred Stock is not subject to mandatory redemption by InSight or the holder thereof, pursuant to InSight's or such holder's unilateral election.

    VOTING AND RELATED RIGHTS. Holders of Series B Preferred Stock have the right to vote with the holders of Common Stock and the holders of Series C Preferred Stock with respect to all matters submitted to a stockholder vote, except for the election of directors (with respect to which the holders of the Series B Preferred Stock have the voting rights set forth in "Composition of Board" below). With respect to all matters submitted to a stockholder vote (except for the election of directors), each holder of Series B Preferred Stock has one vote for every share of Common Stock into which each share of Series B Preferred Stock is then convertible, provided that the aggregate number of such votes, when combined with the aggregate number of votes attributable to the holders of Series C Preferred Stock, shall not exceed 37% of the total number of votes eligible to be cast.

    SUPERMAJORITY BOARD VOTE. Prior to a Type B Event Date, approval of at least six directors is required for the approval of the annual capital budget plan and for any financing activity not approved by the Executive Committee (as defined below) of the Board.

    BYLAW AMENDMENTS. InSight's Bylaws may be amended, repealed or replaced by InSight's stockholders or the Board only upon approval by (i) in the case of adoption by the Board, prior to the first meeting of the newly constituted Board held two calendar days after a Type B Event Date (a "First Meeting"), a majority of the Preferred Stock Directors (as defined below) and either (A) a majority of the entire Board (if such amendment, repeal or replacement does not increase the size of the Board) or (B) at least 80% of the members of the entire Board (if such amendment, repeal or replacement does increase the size of the Board); or
(ii) in case of adoption by the stockholders with a record date on or before a Type B Event Date, holders of at least 80% of the outstanding shares entitled to vote in the election of directors, voting as one class, and by holders of a majority of the shares outstanding as of such record date of whichever (or both) of Series B Preferred Stock or Series C Preferred Stock continued (as of such record date) to have the right to elect one or more Preferred Stock Directors.

    PROTECTIVE PROVISIONS.   For so long as the Carlyle Stockholders and
certain affiliates thereof own at least 33% of the Series B Preferred Stock, the approval of the holders of at least 67% of the Series B Preferred Stock is required before the Company may take the following actions: (a) alter, change or amend (by merger or otherwise) any of (i) the rights, preferences and privileges of the Series B Preferred Stock or any other class of capital stock; or (ii) the terms or provisions of any option or convertible security;
(b) enter into any transaction or event that could result in a Special Corporate Event with respect to InSight or any subsidiary (defined to include the acquisition of more than 20% of the voting power, a change in a majority of the board of directors other than pursuant to a Type B Event, a merger resulting in a change in ownership of 50% or more of the voting securities of the Person surviving such merger or the sale of all or substantially all of the assets); (c) initiate any Liquidating Event with respect to InSight or any subsidiary; (d) amend, restate, alter, modify or repeal (by merger or otherwise) the Certificate of Incorporation or the Bylaws of InSight, including, without limitation, amendment, restating, modifying or repealing (by merger or otherwise) any certificate of designation or preferences relating to the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock; (e) amend, restate, alter, modify or repeal (by merger or otherwise) or permit any subsidiary to amend, restate, alter, modify or repeal (by merger or otherwise) the certificate of incorporation, other organizational documents, or bylaws of any subsidiary in any material respect; (f) change the number of directors of InSight to a number less than eight or more than nine or the manner in which the directors are selected, as provided in the Certificate of Incorporation, Bylaws, Series B Preferred Stock Certificate of Designation, the Certificate of Designations, Preferences and Rights of Convertible Preferred Stock, Series C (the "Series C Certificate of Designation"), and the Certificate of Designations, Preferences and Rights of Convertible Preferred Stock, Series D (the "Series D Certificate of Designation"); (g) except with respect to the Bank Financing, or any other credit facility existing as of October 14, 1997, incur any indebtedness, in the aggregate with respect to InSight and its subsidiaries, in excess of $15 million in any fiscal year; (h) become a party to operating leases during any fiscal year with respect to which the present value of all payments due during the term of such operating leases in the aggregate (determined using a discount rate of 10%) exceed $15 million;
(i) create, authorize or issue any shares of Series B Preferred Stock or any class or series of

Senior Securities, Parity Securities, or securities having the right to cast more than one vote per share or to elect one or more members of the Board ("Supervoting Securities"), or shares of any such class or series; (j) reclassify any authorized stock of the Company into Series B Preferred Stock or any class or series of Senior Securities, Parity Securities, Supervoting Securities or shares of any such class or series; (k) increase or decrease the authorized number of shares of Series B Preferred Stock or any class or series of Senior or Parity Securities or shares of any such class or series; (l) issue any equity security below either the then current Market Price (without deduction for any underwriters' discount) or the then-applicable Conversion Price other than for (A) management stock options currently authorized and available for grant for not more than Three Hundred Thousand (300,000) shares of Common Stock in the aggregate, in which senior management of the Company shall not participate, (B) management stock options exercisable at not less than the then-applicable Conversion Price per share of Common Stock issued after October 14, 1997, and exercisable for not more than Five Hundred Thousand (500,000) shares of Common Stock in the aggregate, in which only certain members of senior management of the Company shall participate, and (C) the Common Stock underlying such management stock options referred to in (A) and (B) above and other stock options outstanding as of October 14, 1997; (m) declare or pay any dividend or make any distribution with respect to shares of Capital Stock or any securities convertible into, or exercisable, redeemable or exchangeable for, any share of Capital Stock directly or indirectly, whether in cash, obligations or shares of InSight or other property; (n) acquire, in one or a series of related transactions, any equity ownership interest or interests of any Person, where the aggregate consideration payable in connection with such acquisition is equal to or greater than $15 million; (o) acquire any asset or assets of any Person in any transaction or transactions, where the aggregate consideration payable in connection with any single such transaction whether such transaction is effected in a single transaction or series of related transactions, is greater than $15 million; provided that this provision shall not apply to certain capital expenditures made by InSight in the ordinary course of business; (p) merge or consolidate with any Person, or permit any other Person to merge into it, where
(i) the stockholders of InSight immediately prior to the consummation of such merger or consolidation shall, immediately after the consummation of such merger or consolidation, hold securities possessing more than 50% of both the total voting power of and the beneficial ownership interests in the surviving entity of such merger or consolidation and (ii) the equity holders of the subject Person immediately prior to the consummation of such transaction shall receive (directly or indirectly) aggregate consideration payable in connection with such transaction equal to or greater than $15 million; (q) cause or permit any subsidiary to merge or consolidate with any Person (other than InSight or a wholly owned subsidiary of InSight), or cause or permit any other Person to merge into it, where: (i) the stockholders of such subsidiary immediately prior to the consummation of such merger or consolidation shall, immediately after the consummation of such merger or consolidation, hold securities possessing more than 50% of both the total voting power of and the beneficial ownership interests in the surviving entity of such merger or consolidation and (ii) the equity holders of the subject Person immediately prior to the consummation of such transaction shall receive (directly or indirectly) aggregate consideration payable in connection with such transaction equal to or greater than $15 million; (r) substantially and materially engage in, either through acquisition or internal development, any business other than the business of providing diagnostic services to the healthcare industry; (s) make or permit any of its subsidiaries to make capital expenditures in any fiscal year in excess, in the aggregate, of two percent (2%) above the approved capital budget plan for such fiscal year of InSight unless such expenditure is approved by the Executive Committee or a Supermajority Board Vote; (t) (i) sell, transfer, convey, lease or dispose of, outside the ordinary course of business, any assets or properties of InSight or any subsidiary, whether now or hereafter acquired, in any transaction or transactions, if (X) the aggregate consideration payable in connection with any single such transaction is greater than $5 million or
(Y) the aggregate consideration payable in connection with all such transactions consummated after October 14, 1997, taken as a whole, is or would become as a result of such transaction greater than $20 million; (ii) undergo or cause or permit any subsidiary to undergo a reorganization or recapitalization;
(iii) merge or consolidate with any Person, or permit any other Person to merge into it, where the stockholders of InSight immediately prior to the consummation of such merger or consolidation shall, immediately after the consummation of such merger or consolidation, hold securities possessing 50% or less of either the total voting power of or the beneficial ownership interests in the surviving entity of such merger or consolidation; (iv) cause or permit any subsidiary to merge or consolidate with any other Person (other than InSight or a wholly owned subsidiary of

InSight), or cause or permit any other Person to merge into such subsidiary, where the stockholders of such subsidiary immediately prior to the consummation of such merger or consolidation shall, immediately after the consummation of such merger or consolidation, hold 50% or less of either the total voting power of or the beneficial ownership interests in the surviving entity of such merger or consolidation if (X) the value of the assets of such subsidiary is greater than $5 million or (Y) the aggregate value of the assets of all such subsidiaries with respect to all such mergers or consolidations consummated after October 14, 1997, taken as a whole and including such transaction, is or would become as a result of such transaction greater than $20 million; (u) permit any subsidiary of InSight to issue or sell any share of capital stock, option or convertible security; provided that InSight may form a new subsidiary not all of the equity securities of which need be owned directly or indirectly by InSight (a "Partial Subsidiary"), but only if (i) at the time of creation of such Partial Subsidiary, such Partial Subsidiary is designated as such in a written notice to the holders of the shares of Series B Preferred Stock, and,
(ii) cumulatively through time no more than $5,000 of assets (in the aggregate) are transferred to such Partial Subsidiary by InSight or any other subsidiary, and (iii) no liabilities of such Partial Subsidiary are ever assumed or guaranteed by InSight or any other subsidiary; or (v) issue any share of Series D Preferred Stock, otherwise than pursuant to a Type B Conversion.

"Market Price" means as to any security the average of the closing prices of any such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in Nasdaq as of 4:00 p.m., New York time, on such day, or, if on any day such security is not quoted in Nasdaq, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 business days consisting of the day as of which Market Price is to be determined and the 20 consecutive business days prior to such day. If such security is not so listed or quoted, Market Price shall be the fair market value of such security determined by the Company and the holders of a majority of the Series B Preferred Stock in accordance with certain procedures.

    PREEMPTIVE RIGHTS.  The holders of Series B Preferred Stock have a right of first offer with respect to future sales in any transaction or proposed transaction not involving a public offering by InSight of Common Equity (including Common Stock) or any securities convertible or exchangeable into Common Equity, excluding offers of Common Stock pursuant to options granted to its officers, directors and employees for the primary purpose of soliciting or retaining their employment or services (the "Preemptive Securities"). With respect to any proposed offering by InSight of Preemptive Securities in which the proposed sale price reflects a price per share of Common Stock at or above the higher (the "Trigger Price") of (i) the Market Price per share of Common Stock as of the date of InSight's written notice
(the "Preemptive Notice") to such holders regarding the proposed offering or
(ii) $8.375 per share of Common Stock (a "Type A Offering"), each holder may elect to purchase, pursuant to specified procedures, at the price and on the terms specified in the Preemptive Notice, up to that portion of Preemptive Securities which equals the proportion that the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock then held by such holder bears to the total number of shares of Common Stock then outstanding (assuming full conversion of all convertible securities, including all Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock). With respect to any proposed offering by InSight of Preemptive Securities in which the proposed sale price reflects a price per share of Common Stock below the Trigger Price (a "Type B Offering"), each holder may elect to purchase, pursuant to specified procedures, at the price and on the terms specified in the Preemptive Notice, up to that portion of Preemptive Securities which equals the proportion that the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock then held by such holder bears to the total number of shares of Common Stock into which the outstanding shares of Series B Preferred Stock are then convertible. Certain procedures are provided to permit holders of Series B Preferred Stock to purchase Preemptive Securities which other holders of
Series B Preferred Stock decline to purchase.   In the event that there
remain any unpurchased Preemptive Securities InSight may offer and sell the remaining unsubscribed portion of such Preemptive Securities, on the same terms and conditions specified in the Preemptive Notice to any Person for a specified period of time.

THE SERIES C PREFERRED STOCK

    The rights, preferences and privileges of the Series C Preferred Stock, as set forth in the Series C Certificate of Designation, are substantially the same as those described above with respect to the Series B Preferred Stock (substituting therein "Series C Preferred Stock" for "Series B Preferred Stock" and "Series B Preferred Stock" for "Series C Preferred Stock", as the case may
be), except as set forth below in "Composition of the Board." Such description does not purport to be complete and is subject to and qualified in its entirety by reference to the Series C Certificate of Designation, a copy of which is filed as Exhibit 3.3 to the 1997 Form 10-K.

THE SERIES D PREFERRED STOCK

    The following is a brief description of the rights, preferences and privileges of the Series D Preferred Stock as set forth in the Series D Certificate of Designation. Such description does not purport to be complete and is subject to and qualified in its entirety by reference to the Series D Certificate of Designation, a copy of which is filed as Exhibit 3.4 to the 1997 Form 10-K.

    RANK. The Series D Preferred Stock ranks on a parity with the Series B Preferred Stock and the Series C Preferred Stock.

    DIVIDEND RIGHTS. Each holder of Series D Preferred Stock is entitled to receive dividends (when, as and if declared by the Board) together with holders of Series B Preferred Stock, Series C Preferred Stock and Common Stock on a basis proportionate to the number of shares of Common Stock held by such holder (assuming conversion of all Preferred Stock).

    LIQUIDATION PREFERENCE. Upon any Liquidating Event, the holders of the Series D Preferred Stock then outstanding shall be entitled to be paid $.001 per share of Series D Preferred Stock, plus any declared but unpaid dividends thereon, before any payment shall be made on any assets distributed to the holders of any of the Junior Securities, including Common Stock. In addition, holders of Series D Preferred Stock shall be entitled to receive any distribution in the event of liquidation, dissolution or winding up of the affairs of the Company on a parity with shares of Common Stock , on a pro rata basis (assuming full conversion of all shares of Series D Preferred Stock into Common Stock).

    CONVERSION RIGHTS. Each holder of Series D Preferred Stock shall have the right, at its option, to convert all or any part of its Series D Preferred Stock into such number of shares of Common Stock as results from multiplying the number of shares of Series D Preferred Stock to be converted by the Conversion Multiple. The "Conversion Multiple" is initially ten (10) and is subject to (i) increase if InSight at any time subdivides (by stock split, stock dividend, reclassification, recapitalization or otherwise) one or more classes or series of its outstanding Common Equity into a greater number of shares or (ii) decrease if InSight at any time combines (by reverse stock split or otherwise) one or more classes or series of its outstanding Common Equity into a smaller number of shares. In the event of any Corporate Change, each share of Series D Preferred Stock then outstanding will become convertible only into the kind and amount of securities, cash and other property receivable upon such Corporate Change by the holder of the number of shares of Common Stock into which such share of Series D Preferred Stock was convertible immediately prior thereto. If InSight declares or pays a Liquidating Dividend, InSight shall pay to each holder of a share of Series D Preferred Stock the Liquidating Dividend that would have been paid to such holder on the Common Stock such holder would have owned had such holder fully exercised its right to convert the shares of Series D Preferred Stock into Common Stock immediately prior to the record or determination date for such Liquidating Dividend.

    REDEMPTION. The Series D Preferred Stock is not subject to mandatory redemption by InSight or the holder thereof, pursuant to InSight's or such holder's unilateral election.

    VOTING RIGHTS. Holders of Series D Preferred Stock have the right to vote with the holders of Common Stock with respect to all matters submitted to a stockholder vote, except for the election of directors (with respect to which the holders of the Series D Preferred Stock have the voting rights set forth in "Composition of Board" below). With respect to all matters submitted to a stockholder vote (except for the election of directors), each holder of Series D Preferred Stock will have one vote for every share of Common Stock into which each share of Series D Preferred Stock is then convertible.

    PROTECTIVE PROVISIONS. The approval of the holders of at least 67% of the Series D Preferred Stock is required before the Company may take the following actions: (a) create, authorize or issue any shares of Series D Preferred Stock or any class or series of Supervoting Securities or shares of such class or series; (b) reclassify any authorized stock of InSight into Series D Preferred Stock or any class or series of Supervoting Securities or shares of any such class or series; or (c) increase or decrease the authorized number of shares of Series D Preferred Stock or any class or series of Supervoting Securities or shares of any such class or series.

COMPOSITION OF THE BOARD

    Pursuant to the terms of the Recapitalization, the number of directors comprising the Board is currently fixed at nine. Six directors (the "Common Stock Directors") are to be elected by the Common Stock holders, one of whom (the "Joint Director") is to be proposed by the majority holders of each of the Series B Preferred Stock and the Series C Preferred Stock and approved by a majority of the Board in its sole discretion. Of the three remaining directors (the "Preferred Stock Directors"), two are to be elected by the holders of the Series B Preferred Stock and one is to be elected by the holders of the Series C Preferred Stock, in each case acting by written consent and without a meeting of the Common Stock holders. As long as the Carlyle Stockholders and certain affiliates thereof own at least 50% of the Series B Preferred Stock originally purchased thereby, the holders of the Series B Preferred Stock will have the right to elect two Preferred Stock Directors (the "Series B Director" or "Series B Directors", as the case may be) and as long as the Carlyle Stockholders and certain affiliates thereof own at least 25% of such stock, such holders will have the right to elect one Series B Director. As long as GE owns at least 25% of the Series C Preferred Stock originally purchased thereby, it will have the right to elect one Preferred Stock Director (the "Series C Director"). Except in the event of a Type B Conversion, if the ownership percentage of the Carlyle Stockholders or GE falls below the applicable threshold, the Preferred Stock Director(s) formerly entitled to be elected by the Carlyle Stockholders or GE will initially be appointed by the Board and thereafter, be elected by the Common Stock holders.

    The Company's Certificate of Incorporation provides that the Common Stock Directors serve for three-year terms which are staggered to provide for the election of approximately one-third of the Board members each year. The term of the Class I directors (which will include the Joint Director) expires at the next annual stockholders' meeting, the term of the Class II directors expires at the 1998 annual meeting and the term of the Class III directors expires at the 1999 annual meeting. The terms of the two Series B Directors will coincide with the terms of the Class I and Class III directors, respectively, and the term of the Series C Director will coincide with the term of the Class II directors.

    In the event of a Type B Conversion, the number of members of the Board will be increased automatically by the smallest whole number that will result in at least the Type B Percentage (but less than 66 2/3%) of the members of the Board being Series D Directors. Immediately following a Type B Event Date, the holders of Series D Preferred Stock shall have the right to elect all of the new directors (the "Conversion Directors") using cumulative voting. The "Type B Percentage" equals a percentage equal to the number of shares of Common Stock held by all holders of Series B Preferred Stock and Series C Preferred Stock as of the Type B Event Date (assuming conversion of all such shares of Series B Preferred Stock and Series C Preferred Stock into Common Stock) divided by the total number of shares of Common Stock outstanding as of such date (assuming conversion of all shares of Series B Preferred Stock and Series C Preferred Stock as of such date); provided that the maximum Type B Percentage is 64%. "Series D Directors" means, collectively, the Preferred Stock Directors and the Conversion Directors.

    The holders of Series D Preferred Stock will have the right to vote with the holders of Common Stock with respect to all matters submitted to a stockholder vote except, until the second annual meeting of stockholders after the Conversion Date, for the election of directors. At and after the second annual stockholders meeting, the positions of all directors whose terms have expired will be subject to election by holders of Common Stock and Series D Preferred Stock voting together as a class, with each share of Series D Preferred Stock having the number of votes equal to the number of shares of Common Stock into which such share is then convertible.

    COMMITTEES OF THE BOARD. Pursuant to the terms of the Series B Certificate of Designation and the Series C Certificate of Designation, the following committees of the Board were created or reconstituted, as applicable, with the respective duties, membership and voting requirements stated below:

    COMPENSATION COMMITTEE. The Compensation Committee consists of three members, at least one of whom is to be selected jointly by the Preferred Stock Directors. The affirmative vote of at least two members of the Compensation Committee is required for approval of matters considered by the Compensation Committee.

    AUDIT COMMITTEE. The Audit Committee consists of three members, including as many independent directors as are available. An affirmative vote of at least two members of the Audit Committee is required for approval of matters considered by the Audit Committee.

    EXECUTIVE COMMITTEE. The Executive Committee consists of four members, one of whom is to be selected by the Series B Directors (and shall be a Series B Director), one of whom shall be the Series C Director and two of whom are to be selected by the Board. The affirmative vote of at least three members of the Executive Committee is required for approval of matters considered by the Executive Committee.

    ACQUISITIONS COMMITTEE. The Acquisitions Committee consists of four members, one of whom is to be selected by the Series B Directors (and shall be a Series B Director), one of whom shall be the Series C Director and two of whom are to be selected by the Board (and shall be directors). The Acquisitions Committee has the right to approve certain transactions where the aggregate consideration payable is less than $15 million. A unanimous vote is required for approval of matters considered by the Acquisitions Committee, although certain matters which do not receive the Committee's unanimous approval may be referred to the Board for approval by a majority of its members. The unanimous approval of the Acquisitions Committee or of the Board is required for certain transactions in which the aggregate consideration payable is less than $15 million and the Company is to issue its Common Equity at an implicit or explicit price of less than $8.375 per share.

    The foregoing Committees must be maintained by the Company until a Type B Event Date unless otherwise approved by a majority of the Board and a majority of the Preferred Stock Directors, provided that if the holders of the Series B Preferred Stock cease to have the right to nominate and elect a Series B Director (other than as a result of conversion of the Series B Preferred Stock in a Type B Conversion), the holders of the Series B Preferred Stock shall no longer have the right to select Committee members and their designees on such Committees shall automatically cease to be members thereof.

TRANSFER RESTRICTIONS

    Pursuant to the definitive agreements relating to the Recapitalization, each of the Carlyle Stockholders and GE has agreed (i) not to transfer, sell, assign, or pledge to any person other than an affiliate, or dispose of, any interest in any shares of Series B Preferred Stock or Series C Preferred Stock without the prior approval of the Board, in its sole discretion, and (ii) not to transfer, sell or assign to an affiliate any interest in any shares of Series B Preferred Stock or Series C Preferred Stock if such affiliate is engaged in the provision of diagnostic services to the healthcare industry.

    In addition, until the earlier to occur of April 14, 1999 or a Type B Event Date, each of the Carlyle Stockholders and GE has agreed not to transfer, sell or assign to any Person any of the Series D Preferred Stock, the Common Stock issuable upon conversion of the Series B Preferred Stock
(the "Series B Conversion Shares") (with respect to the Carlyle
Stockholders), the Common Stock issuable upon conversion of the Series C Preferred Stock (the "Series C Conversion Shares") (with respect to GE) or the Common Stock issuable upon conversion of the Series D Preferred Stock (the "Series D Conversion Shares") without the prior approval of a majority of the Board in its sole discretion, other than (i) a transfer to an affiliate (provided that prior to any such transfer such affiliate agrees in writing to be bound by the same transfer restrictions described herein), (ii) a transfer permitted under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), (iii) a transfer pursuant to a registered offering pursuant to Registration Rights Agreements (described below) or (iv) a transfer pursuant to a transaction available to all stockholders of the Company on the same terms as to the Carlyle Stockholders or GE, as applicable, which has been approved by a majority of the Board.

    If a Type B Event occurs prior to April 14, 1999, then from the Type B Event Date until the second subsequent annual meeting of the Company's stockholders after such Type B Event Date, each of the Carlyle Stockholders and GE has agreed not to make a transfer of any of its Series D Preferred Stock, Series B Conversion Shares (in the case of the Carlyle Stockholders), the Series C Conversion Shares (in the case of GE) or the Series D Conversion Shares (i) in a transaction available to all holders of Common Stock on the same terms as to the Carlyle Stockholders or GE, as applicable, unless such transaction has been approved by either (a) the affirmative vote of not less than 80% of the outstanding shares of the Company entitled to vote (which include the Common Stock and the Series D Preferred Stock) or (b) at least two-thirds of the Company's directors (which must include, to the extent still a director, either (1) the Joint Director, if such Joint Director served in such position as of the Type B Event Date or has been approved by a majority of the directors who were Common Stock Directors as of the Type B Event Date or (2) at least one director who was a Common Stock Director prior to the Type B Event Date); or (ii) in a transaction other than one available to all holders of Common Stock on the same terms as to the Carlyle Stockholders or GE, as applicable, unless such transaction has been approved either by (a) the affirmative vote of not less than 80% of the outstanding shares of the Company entitled to vote or (b) at least 50% of the Company's directors who are not the Preferred Stock Directors or the Conversion Directors.

    If the Type B Event Date is prior to October 14, 1999, then from the Type B Event Date until the second subsequent annual stockholders meeting, except as provided in the next sentence, none of the following transactions may be effected by the Company, and neither the Carlyle Stockholders, GE nor any other holder of Series D Preferred Stock shall participate in such transactions, if any transferee of the Carlyle Stockholders or GE or any other Person referred to in the following clauses beneficially owns five percent (5%) or more of the Company's voting shares: (a) any merger or consolidation of the Company or any of its subsidiaries with or into such Person; (b) any sale, lease, exchange or other disposition of all or any substantial part of the assets of the Company or any of its subsidiaries to such other person; (c) the issuance or delivery of any voting securities of the Company or any of its subsidiaries to such other person in exchange for cash, other assets or securities, or a combination thereof; or (d) any dissolution or liquidation of the Company. The foregoing prohibition shall not apply with respect to a transaction approved by (i) at least 80% of the Company's outstanding shares entitled to vote (which includes the Common Stock and the Series D Preferred Stock) or (ii) at least two-thirds of the Company's directors (which must include, to the extent still a director, either (A) the Joint Director, if such Joint Director served in such position as of the Type B Event Date or has been approved by a majority of the directors who were Common Stock Directors as of the Type B Event Date or (B) at least one director who was a Common Stock Director prior to the Type B Event Date).

    The Carlyle Warrants and the GE Warrants and the Common Stock issuable upon exercise of such Warrants are transferable by the Carlyle Stockholders and GE, as applicable, subject to compliance with federal and state securities laws, without the Board's approval.

REGISTRATION RIGHTS

    The Company has granted certain registration rights to the Carlyle Stockholders and GE with respect to the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Carlyle Warrants and the GE Warrants. Pursuant to separate Registration Rights Agreements dated October 14, 1997 with (i) the Carlyle Stockholders and (ii) GE, upon the demand of the Carlyle Stockholders or GE, as applicable, the Company will use commercially reasonable efforts to effect the registration (a "Demand Registration") under the Securities Act, of such number of Registrable Securities (as defined below) as are requested to be registered. The Company will be obligated to effect no more than two Demand Registrations for each of the Carlyle Stockholders and GE and in each such case the aggregate public offering price of the Registrable Securities to be registered must be at least $5 million. The Carlyle Stockholders may elect to join in a GE Demand Registration with respect to a number of shares less than or equal to the number of shares which is the subject of the GE Demand Registration, and GE may similarly elect to join in a Demand Registration of the Carlyle Stockholders. In either case, the party electing to join in the other party's Demand Registration will not be charged with a Demand Registration of its own for purposes of the two Demand Registration limit. Under certain circumstances, the number of Registrable Securities that the Carlyle Stockholders or GE will be entitled to include in a Demand Registration will be limited.

    "Registrable Securities" means (a) with respect to the Carlyle
Stockholders, (i) the Common Stock issued or issuable upon conversion of the Series B Preferred Stock and the Series D Preferred Stock, whether or not owned by the Carlyle Stockholders, (ii) the Common Stock issued or issuable upon exercise of the Carlyle Warrants, whether or not owned by the Carlyle Stockholders, (iii) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; and (iv) any Common Stock or securities issuable with respect to such Common Stock as provided in (iii) above, acquired by the Carlyle Stockholders from the Company subsequent to October 14, 1997, whether or not owned by the Carlyle Stockholders at the time of such registration; and (b) with respect to GE, (i) the Common Stock issued or issuable upon conversion of the Series C Preferred Stock and the Series D Preferred Stock, whether or not owned by GE, (ii) the Common Stock issued or issuable upon exercise of the GE Warrants, whether or not owned by GE, (iii) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; and (iv) any Common Stock or securities issuable with respect to such Common Stock as provided in (iii) above, acquired by GE from the Company subsequent to October 14, 1997, whether or not owned by GE at the time of such registration. Securities cease to be Registrable Securities once they have been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction pursuant to Rule 144 under the Securities Act.

    In addition, if the Company proposes to register any of its securities for sale for cash, each of the Carlyle Stockholders and GE, upon request, will have the right to include the number of Registrable Securities such party wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company and the Company will use commercially reasonable efforts to register under the Securities Act the sale of such Registrable Securities (a "Piggyback Registration"). Under certain circumstances, the number of Registrable Securities that the Carlyle Stockholders or GE will be entitled to include in a Piggyback Registration will be limited.

The Registration Rights Agreements contain customary provisions regarding the payment of expenses by the Company and regarding mutual indemnification and contribution agreements between the Company and the holders of the Registrable Securities.

THE CARLYLE WARRANTS AND THE GE WARRANTS

    Each of the Carlyle Warrants and the GE Warrants represent the right to purchase at any time until the expiration of such Warrants on October 14, 2002, up to 250,000 shares of Common Stock at an initial purchase price of $10.00 per share. The exercise price and the number of shares issuable upon exercise of the Warrants are subject to adjustment under certain circumstances.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         *3.2 Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series B (incorporated herein by reference to Exhibit 3.2 to InSight's Annual Report on Form 10-K filed with the SEC on October 14, 1997 (the "1997 Form 10-K").

         *3.3 Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series C (incorporated herein by reference to Exhibit 3.3 to the 1997 Form 10-K).

         *3.4 Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series D (incorporated herein by reference to Exhibit 3.4 to the 1997 Form 10-K).

         10.23 Securities Purchase Agreement dated as of October 14, 1997 by and among InSight and the Carlyle Stockholders, filed herewith.

         10.24 Securities Purchase Agreement dated as of October 14, 1997 by and between InSight and GE, filed herewith.

         10.25 Registration Rights Agreement dated as of October 14, 1997 by and among InSight and the Carlyle Stockholders, filed herewith.

         10.26 Registration Rights Agreement dated as of October 14, 1997 by and between InSight and GE, filed herewith.

         10.27 Warrant Agreement dated as of October 14, 1997 by and among InSight and the Carlyle Stockholders, filed herewith.

         10.28 Warrant Agreement dated as of October 14, 1997 by and between InSight and GE, filed herewith.

         99.1 Press Release dated October 14, 1997 with respect to the Recapitalization, filed herewith.

         99.2 Press Release dated October 23, 1997 with respect to the Bank Financing, filed herewith.

         99.3 Press Release dated December 22, 1997 with respect to the Bank Financing, filed herewith.

         * Previously filed.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 16, 1998

                        INSIGHT HEALTH SERVICES CORP.



                        By:  /s/  E. Larry Atkins
                             -------------------------------------------------
                             E. Larry Atkins,
                             President and Chief Executive Officer

                                    EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT NO.   DOCUMENT DESCRIPTION                               NUMBERED PAGE
-----------    --------------------                               -------------
    3.2       Certificate of Designation, Preferences and Rights
              of Convertible Preferred Stock, Series B
              (incorporated herein by reference to Exhibit 3.2 to InSight's Annual Report on Form 10-K filed with the SEC on October 14, 1997 (the "1997
              Form 10-K").

    3.3 Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series C (incorporated herein by reference to Exhibit 3.3 to the 1997 Form 10-K).

    3.4 Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series D
              (incorporated herein by reference to Exhibit 3.4 to the 1997 Form 10-K).

    10.23     Securities Purchase Agreement dated as of October
              14, 1997 by and among InSight and the Carlyle
              Stockholders, filed herewith.

    10.24     Securities Purchase Agreement dated as of October
              14, 1997 by and between InSight and GE, filed herewith.

    10.25     Registration Rights Agreement dated as of October
              14, 1997 by and among InSight and the Carlyle
              Stockholders, filed herewith.

    10.26     Registration Rights Agreement dated as of October
              14, 1997 by and between InSight and GE, filed herewith.

    10.27 Warrant Agreement dated as of October 14, 1997 by and among InSight and the Carlyle Stockholders, filed herewith.

    10.28 Warrant Agreement dated as of October 14, 1997 by and between InSight and GE, filed herewith.

    99.1 Press Release dated October 14, 1997 with respect to the Recapitalization, filed herewith.

    99.2 Press Release dated October 23, 1997 with respect to the Bank Financing, filed herewith.

    99.3 Press Release dated December 22, 1997 with respect to the Bank Financing, filed herewith.

              *Previously filed.